1 | January 8, 2026 | Proprietary | © 2025 Curtiss-Wright Q4 2025 - EARNINGS CONFERENCE CALL February 12, 2026 Conference Call Dial-in numbers: (800) 343-5172 (domestic) (203) 518-9856 (international) Conference code: CWQ425

2 | February 12, 2026 | Proprietary | © 2026 Curtiss-Wright Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov. SAFE HARBOR STATEMENT

3 | February 12, 2026 | Proprietary | © 2026 Curtiss-Wright Fourth Quarter 2025 Highlights STRONG Q4 & RECORD 2025 PERFORMANCE PROVIDE MOMENTUM INTO 2026 ▪ Sales of $947M, up 15% overall (11% organic) ▪ A&D markets up 16%, exceeding expectations ▪ Commercial markets increased 13% ▪ Operating Income of $187M, up 14% ▪ Strong Operating Margin of 19.7% ▪ Diluted EPS of $3.79, up 16% ▪ Strong FCF of $315M, up 13% ▪ New Orders of $1.1B, up 18%; ~1.2x Book-to-Bill Full Year 2025 Highlights Initial FY2026 Financial Guidance ▪ Sales of $3.5B, up 12% (9% organic) ▪ A&D markets up 13%; Commercial markets up 10% ▪ Operating Income of $651M, up 19% ▪ Operating Margin of 18.6%, up 110 bps YOY ▪ Diluted EPS of $13.23, up 21% ▪ FCF of $554M, up 15%; 111% conversion ▪ New Orders of $4.1B, up 10%; Backlog up 18% ▪ Completed record share repurchases of $465M ▪ Sales up 6% - 8%; Operating Margin ~19% ▪ Diluted EPS growth of 11% - 15% ▪ Strong FCF $575 - 595M; ~105% conversion Note: 2025 financial results and 2026 guidance, and comparisons to prior-year periods, presented on an Adjusted (Non-GAAP) basis

FOURTH QUARTER 2025 FINANCIAL REVIEW

($ in Millions)	Q4'25 Adjusted	Q4'24 Adjusted	Change	Key Performance Drivers
Aerospace & Industrial	$262	$251	*5%*	▪ Strong OEM sales growth in Commercial Aerospace (narrowbody and widebody platforms) ▪ Higher EM actuation sales in Ground Defense ▪ Flat General Industrial sales
Defense Electronics	$267	$227	*17%*	▪ Timing and acceleration of embedded computing revenues in Ground Defense ▪ Flat Aerospace Defense revenues (growth in dFMS offset by timing on various domestic programs) ▪ Higher OEM sales growth in Commercial Aerospace (avionics and flight data recorders)
Naval & Power	$417	$346	*21%*	▪ Stronger than anticipated Naval Defense growth on strength of order book and timing of submarine revenues ▪ Higher Aerospace Defense revenues (international arresting systems equipment) ▪ Power & Process driven by solid organic growth in Commercial Nuclear (SMRs) and Process (valves), plus contribution from the I&C Solutions acquisition
Total Sales	**$947**	**$824**	***15%***	**Strong growth driven by A&D and Power & Process markets**
Aerospace & Industrial *Margin*	$53 *20.1%*	$54 *21.3%*	(2)% *(120 bps)*	▪ Favorable absorption on higher A&D revenues ▪ Profitability offset by unfavorable mix, including higher investment in customer-funded development programs
Defense Electronics *Margin*	$69 *25.9%*	$55 *24.3%*	25% *160 bps*	▪ Favorable absorption on higher A&D revenues and benefits of operational excellence initiatives ▪ Profitability partially offset by higher investment in IR&D
Naval & Power *Margin*	$75 *17.9%*	$66 *19.1%*	13% *(120 bps)*	▪ Favorable absorption on higher A&D and Power & Process revenues ▪ Profitability offset by unfavorable mix and higher investment in R&D
Corporate and Other	($10)	($12)	13%	▪ Lower Corporate spending
Total Op. Income ***CW Margin***	**$187** ***19.7%***	**$163** ***19.8%***	**14%** ***(10 bps)***	**Strong profitability while maintaining consistent investments to support future organic growth**

Note: Amounts may not add due to rounding. dFMS = direct Foreign Military Sales

4 | February 12, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT

2026 END MARKET SALES GROWTH GUIDANCE (As of February 11, 2026)

($ in Millions)	2025 Sales	2026E Growth vs 2025	2026E % Sales	Key Drivers of 2026 Performance
Aerospace Defense	$673	9 - 11%	20%	▪ Alignment to FY26 DoW priorities including aircraft modernization, Golden Dome, etc. ▪ Strong defense electronics growth on dFMS programs (embedded computing and flight data recorders) ▪ Higher sales of international arresting systems equipment
Ground Defense	$407	(4 - 6%)	10%	▪ Timing of tactical comms (government shutdown, continuing resolution) and ground vehicle revenues ▪ Solid growth in embedded computing, ground-based mobile launcher systems (IFPC), and TDSS
Naval Defense	$942	5 - 7%	27%	▪ Higher revenue growth on aircraft carrier (CVN-81 production and CVN-75 overhaul) and submarine (Virginia-class production) programs; Higher aircraft handling systems revenues (international programs)
Commercial Aerospace	$430	10 - 12%	13%	▪ Strong growth in OEM sales driven by ramp-up in production (narrowbody and widebody) ▪ Higher sales of avionics and instrumentation equipment
Total Aerospace & Defense	**$2,451**	**5 - 7%**	**70%**	**U.S. and International demand driving overall strong A&D market growth**
Power & Process	$635	12 - 14%	19%	▪ Commercial Nuclear growth driven by strong global aftermarket demand and SMRs transitioning to initial prototype phases; AP1000 order excluded from targets ▪ Solid growth in Process driven by valves and instrumentation solutions, plus higher subsea pump development revenues
General Industrial	$412	Flat	11%	▪ Solid growth in industrial vehicles backlog provide cautious optimism
Total Commercial	**$1,047**	**7 - 9%**	**30%**	**Strong growth led by Commercial Nuclear and Process markets**
Total Curtiss-Wright	**$3,498**	**6 - 8%**	**100%**	**On track to achieve overall 2024 Investor Day Revenue Target (>5% Organic Revenue CAGR)**

Notes: Amounts may not add due to rounding.
IFPC = U.S. Army's Indirect Fire Protection Capability missile system; TDSS = turret drive stabilization systems

5 | February 12, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT

2026 FINANCIAL GUIDANCE (As of February 11, 2026)

($ in Millions)	2025 Adjusted	2026E Adjusted	Change vs 2025 Adjusted	Key Drivers of 2026 Performance
Aerospace & Industrial	$977	$1,030 - $1,045	5 - 7%	▪ Strong growth in Commercial Aerospace and higher EM actuation sales in Defense markets ▪ General Industrial sales essentially flat
Defense Electronics	$1,019	$1,055 - $1,075	4 - 6%	▪ Strong growth in Aerospace Defense (U.S. DoD and dFMS) driven by increased embedded computing revenues, partially offset by timing in Ground Defense (tactical communications) ▪ Commercial Aerospace growth driven by increased sales of avionics equipment
Naval & Power	$1,503	$1,625 - $1,645	8 - 9%	▪ Power & Process driven by mid-teens growth in Commercial Nuclear (aftermarket, SMRs) and low double-digit growth in Process ▪ Strong Naval Defense growth driven by the acceleration of aircraft carrier and submarine programs; Higher dFMS (aircraft handling systems)
Total Sales	**$3,498**	**$3,710 - $3,765**	**6 - 8%**	**Benefiting from strong backlog and alignment to growth vectors in our markets**
Aerospace & Industrial Margin	$170 17.4%	$189 - $193 18.3% - 18.5%	11 - 14% 90 - 110 bps	▪ Favorable absorption on higher revenues; benefits of operational excellence initiatives and restructuring savings ▪ Profitability partially offset by higher investments in R&D
Defense Electronics Margin	$278 27.3%	$288 - $296 27.3% - 27.5%	4 - 6% 0 - 20 bps	▪ Favorable absorption on solid growth in A&D revenues and benefit of restructuring savings ▪ Profitability mainly offset by higher investments in IR&D
Naval & Power Margin	$245 16.3%	$270 - $276 16.6% - 16.8%	10 - 13% 30 - 50 bps	▪ Favorable absorption on higher A&D and Power & Process revenues ▪ Profitability partially offset by continued investment in development programs
Corporate and Other	($42)	($44)	~5%	
Total Op. Income CW Margin	**$651 18.6%**	**$703 - $722 18.9% - 19.2%**	**8 - 11% 30 - 60 bps**	**Continued focus on operational excellence while investing to support our future growth**

Notes: Amounts may not add due to rounding.

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7 | February 12, 2026 | Proprietary | © 2026 Curtiss-Wright 2026 FINANCIAL GUIDANCE (As of February 11, 2026) ($ in Millions, except EPS) 2025 Adjusted 2026E Adjusted Change vs 2025 Adjusted Key Drivers of 2026 Performance Total Sales $3,498 $3,710 - $3,765 6 - 8% Strategically focused on generating profitable growth Total Operating Income $651 $703 - $722 8 - 11% Other Income $30 $33 - $34 ▪ Higher YOY interest income Interest Expense ($43) $(42) - $(41) ▪ $200M 4.24% Sr. Notes due Dec 2026 Tax Rate 21.9% 21.5% ▪ Continued tax optimization Diluted EPS $13.23 $14.70 - $15.15 11 - 15% Targeting EPS growth well in excess of Investor Day target Diluted Shares Outstanding 37.6 37.1 ▪ Benefit of record share repurchases in 2025 ▪ Min. $60M share repurchase in 2026 to offset dilution Free Cash Flow $554 $575 - $595 4 - 7% Continued strong Free Cash Flow generation, incl. Higher Growth CapEx FCF Conversion 111% >105% ▪ FCF conversion in-line with Investor Day target Capital Expenditures $90 $110 - $120 ▪ Accelerated growth investments in 2026; ~30% increase YOY Depreciation & Amortization $114 $115 - $120

8 | February 12, 2026 | Proprietary | © 2026 Curtiss-Wright ON TRACK TO EXCEED 2024 - 2026 FINANCIAL TARGETS ▪ Industry tailwinds and targeted growth investments continue to boost organic sales growth ▪ U.S. Defense budgets targeting record level of spending with focus on shipbuilding and aircraft modernization; Benefit of FY26 Appropriations bill and reconciliation funding ▪ NATO and allies raising commitment to invest 5% of GDP per year on Defense ▪ Commercial Nuclear: Pro-nuclear sentiment and desire for reliable clean energy and energy independence rising globally – U.S. administration focused on nuclear energy dominance; Executive Orders increasing momentum for plant restarts, life extensions and likelihood of new U.S. builds (10 new Westinghouse AP1000 reactors) – Small Modular Reactors (SMRs): Leading plant designs will begin to transition to prototype phase – Rapidly expanding need for clean electricity to support increasing number of data centers ▪ Driving margin expansion through operational and commercial excellence initiatives ▪ Record Free Cash Flow supported by efficient working capital management and tax efficiency ▪ Maintaining disciplined and strategic capital allocation strategy 3-YEAR TARGETS1 (2024 – 2026) >5% Organic Revenue CAGR Operating Income Growth > Revenue Growth Top Quartile Margin Performance >10% EPS CAGR >105% FCF Conversion ✓ ~8.5% Org. (9.5% Total) ✓ 13% Op. Income CAGR ✓ ~19% Op. Margin +170 bps since 2023 ✓ ~17% EPS CAGR ✓ 110% Avg. FCF Conversion PROGRESS2 (2024 – 2026E) 1 Targets established at Company’s May 2024 Investor Day 2 Reflects performance period inclusive of midpoint of FY26 financial guidance

9 | February 12, 2026 | Proprietary | © 2026 Curtiss-Wright Appendix

10 | February 12, 2026 | Proprietary | © 2026 Curtiss-Wright The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss- Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) These Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments, transaction costs, and gains/losses on equity securities held for investment purposes; and (ii) costs associated with the Company's 2024 and 2026 Restructuring Programs, as applicable. Organic Sales and Organic Operating Income The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions and results of operations from divested businesses or product lines during the last twelve months, costs associated with the Company's 2024 and 2026 Restructuring Programs, and foreign currency fluctuations. Free Cash Flow (FCF) and Free Cash Flow Conversion The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. The Corporation discloses free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as free cash flow divided by adjusted net earnings. NON-GAAP FINANCIAL INFORMATION

FOURTH QUARTER 2025: END MARKET SALES GROWTH

($ in millions)	Q4'25	Q4'24	Change	Key Drivers
Aerospace Defense	**$192**	**$171**	12%	▪ Higher sales of arresting systems equipment supporting various international customers
Ground Defense	**$115**	**$85**	36%	▪ Timing and acceleration of embedded computing revenues ▪ Higher sales of tactical communications equipment ▪ Higher sales of EM actuation equipment
Naval Defense	**$235**	**$217**	8%	▪ Timing of production on Columbia-class and Virginia-class submarine programs ▪ Higher sales of aftermarket fleet services
Commercial Aerospace	**$120**	**$98**	22%	▪ Higher OEM sales driven by ramp-up in production on narrowbody and widebody platforms ▪ Increased demand and higher sales of flight data recorder and avionics technology to OEM customers
Total A&D Markets	**$662**	**$571**	**16%**	
Power & Process	**$179**	**$147**	22%	▪ Higher organic sales of commercial nuclear solutions supporting the development of next-generation advanced reactors and higher industrial valve sales in the process market ▪ Contribution from acquisition benefiting commercial nuclear and process markets
General Industrial	**$106**	**$106**	—%	▪ Higher sales of industrial vehicle products serving off-highway vehicle platforms, offset by: ▪ Lower sales to global on-highway industrial vehicle manufacturers
Total Commercial Markets	**$285**	**$253**	**13%**	
Total Curtiss-Wright	**$947**	**$824**	**15%**	

Note: Amounts may not add due to rounding.

11 | February 12, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT

FULL YEAR 2025: END MARKET SALES GROWTH

($ in millions)	FY'25	FY'24	Change	Key Drivers
Aerospace Defense	**$673**	**$617**	9%	▪ Strong defense electronics growth on various C5/ISR programs (U.S. DoD and dFMS) ▪ Higher sales of arresting systems equipment
Ground Defense	**$407**	**$353**	15%	▪ Timing and acceleration of embedded computing revenues on various programs ▪ Solid growth on ground-based mobile launcher systems ▪ Higher sales of ground vehicle modernization equipment
Naval Defense	**$942**	**$822**	15%	▪ Strength of order book and timing of production on Columbia-class and Virginia-class submarine programs ▪ Higher defense electronics revenue growth on various programs; Higher aircraft handling systems (dFMS)
Commercial Aerospace	**$430**	**$378**	14%	▪ Strong demand and higher OEM sales due to ramp-up in production on narrowbody and widebody platforms ▪ Defense electronics growth tied to avionics and flight data recorders
Total A&D Markets	**$2,451**	**$2,170**	**13%**	
Power & Process	**$635**	**$541**	17%	▪ Strong organic growth in Commercial Nuclear driven by SMRs, government nuclear and aftermarket demand ▪ Contribution from acquisition benefiting commercial nuclear and process markets
General Industrial	**$412**	**$411**	—%	▪ Modest growth in industrial automation and surface treatment services, offset by industrial vehicles
Total Commercial Markets	**$1,047**	**$951**	**10%**	
Total Curtiss-Wright	**$3,498**	**$3,121**	**12%**	

Note: Amounts may not add due to rounding.

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CURTISS-WRIGHT

2025 END MARKET SALES WATERFALL

FY'25
Overall UP 12% (9% Org.)
A&D Markets UP 13%
Comm'l Markets UP 10%

Total 2025 CW End Markets
$3.498B

Aerospace & Defense Markets
70% — $2.45B

- **Naval** — 27%
  Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
- **Aerospace** — 19%
  Embedded computing, sensors, actuation, arresting systems
- **Ground** — 12%
  Tactical communications, Turret drive stabilization systems, EM Actuation
- **Commercial Aerospace** — 12%
  - **OEM** — ~90%
    60% Narrowbody / 40% Widebody
    Linked to Boeing/Airbus production
  - **AM** — ~10%
    Principally Repair and Overhaul

Commercial Markets
30% — $1.05B

- **Power & Process** — 18%
  - **Commercial Nuclear** — ~65%
    Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
  - **Process** — ~35%
    Severe-service valves and subsea pump applications
- **General Industrial** — 12%
  - **Industrial Vehicles** — ~65%
    On/Off-Highway Commercial and Specialty Vehicles
  - **Industrial Automation and Services** — ~35%
    Electromechanical actuation and Surface Treatment Services

Note: Amounts shown for % of Total Sales may not add due to rounding.
§ Power & Process market sales concentrated in Naval & Power segment
§ General Industrial sales concentrated in Aerospace & Industrial segment

Commercial Nuclear
90% Domestic & Int'l Aftermarket + Govt. Nuclear
10% New Build Gen III / Gen IV (Advanced SMRs)

13 | February 12, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT

2026E END MARKET SALES WATERFALL (as of February 11, 2026)

FY'26 Guidance:
Overall UP 6 - 8%
A&D Markets UP 5 - 7%
Comm'l Markets UP 7 - 9%

Total 2026 CW End Markets
$3.710 - 3.765B

Aerospace & Defense Markets
70% $2.60B

- **Naval** 27%
  Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
- **Aerospace** 20%
  Embedded computing, sensors, actuation, arresting systems
- **Ground** 10%
  Tactical communications, Turret drive stabilization systems, EM Actuation
- **Commercial Aerospace** 13%
  - **OEM** ~88%
    60% Narrowbody / 40% Widebody
    Linked to Boeing/Airbus production
  - **AM** ~12%
    Principally Repair and Overhaul

Commercial Markets
30% $1.13B

- **Power & Process** 19%
  - **Commercial Nuclear** ~65%
    Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
  - **Process** ~35%
    Severe-service valves and subsea pump applications
- **General Industrial** 11%
  - **Industrial Vehicles** ~65%
    On/Off-Highway Commercial and Specialty Vehicles
  - **Industrial Automation and Services** ~35%
    Electromechanical actuation and Surface Treatment Services

Note: Amounts shown for % of Total Sales may not add due to rounding.
§ Power & Process market sales concentrated in Naval & Power segment
§ General Industrial sales concentrated in Aerospace & Industrial segment

Commercial Nuclear
88% Domestic & Int'l Aftermarket + Govt. Nuclear
12% New Build Gen III / Gen IV (Advanced SMRs)

14 | February 12, 2026 | Proprietary | © 2026 Curtiss-Wright
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